UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2008

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2008 Goals for Annual Incentive Plan

On February 28, 2008, the Board of Directors of the Federal Home Loan Bank of Des Moines ("Bank") approved the 2008 Goals for the Bank's Annual Incentive Plan ("Plan"). All regular full-time and part-time employees, except for employees in the internal audit department, are eligible to participate in the Plan.

The Plan incorporates two different sets of goals: (a) Bankwide financial and business maintenance/growth goals ("Bankwide Goals"), and (b) individual and/or team performance goals ("Individual Goals"). For 2008, the Bankwide Goals are measured by the results achieved in attaining specified performance levels in four areas and weighted as follows: (i) Profitability measured by GAAP earnings (30%); (ii) business activity with members (30%); (iii) customer satisfaction (20%); and (iv) risk management (20%). The Individual Goals under the Plan are established by department managers and set forth individual and/or team goals aimed at achieving the Bank's non-financial strategic business initiatives. Under the Plan, incentive award opportunities for Bankwide Goals and Individual Goals are based upon established 'threshold,' 'target,' and 'excess' award levels. Eligible employees are assigned an incentive compensation award opportunity which is expressed as a percentage of the employee’s base salary for that Plan year.

For the Bank’s president and the other named executive officers, the overall incentive award opportunity is weighted 60% on Bankwide Goals and 40% on Individual Goals. With respect to the Bank’s President, the incentive compensation award opportunity for 2008 is between 25% (threshold) and 50% (excess) of base salary. With respect to the Bank's other executive officers, the incentive award opportunity for 2008 is between 20% (threshold) and 40% (excess) of base salary.

2008 Base Salary Increases

On February 28, 2008, the Board of Directors of the Bank approved the 2008 base salary for Richard Swanson, the Bank's president and CEO. In addition, on February 28, 2008 the Board reviewed the 2008 base salaries for the Bank's other named executive officers, as approved by the Bank president. The 2008 base salaries for the Bank's president and other named executive officers are as follows: Richard Swanson - $584,100, Michael Wilson - $390,000, Nicholas Spaeth - $343,200, Steven Schuler - $294,100, and Ed McGreen - $293,900. The 2008 base salaries of Messrs. Swanson, Wilson and Spaeth are effective January 1, 2008, and the 2008 base salaries of Messrs. Schuler and McGreen are effective March 1, 2008.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and speak only as of the date hereof. These statements may use forward-looking terms or their negatives or other variations on these terms. The Bank cautions that by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, changes in federal laws and regulations. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

March 5, 2008	By:	/s/ Richard S. Swanson

Name: Richard S. Swanson
Title: President and Chief Executive Officer